Reserves for Unpaid Loss and Loss Adjustment Expenses	6 Months Ended
Jun. 30, 2023
Reserves for Unpaid Loss and Loss Adjustment Expenses [Abstract]
RESERVES FOR UNPAID LOSS AND LOSS ADJUSTMENT EXPENSES

4. RESERVES FOR UNPAID LOSS AND LOSS ADJUSTMENT EXPENSES

The following table represents an analysis of loss and loss adjustment expenses and a reconciliation of the beginning and ending reserve for unpaid loss and loss adjustment expenses:

	June 30, 2023	December 31, 2022
	USD ‘000	USD ‘000

Reserve for unpaid loss and loss adjustment expenses	636,245	577,646
Unpaid loss and loss adjustment expenses recoverable	(188,800)	(182,123)
Net reserve for unpaid loss and loss adjustment expenses at beginning of period / year	447,445	395,523

Loss and loss adjustment expenses incurred, net of reinsurance:
Current accident year	121,275	198,044
Previous accident years	(27,518)	(40,482)
Total loss and loss adjustment expenses incurred, net of reinsurance	93,757	157,562

Loss and loss adjustment expenses paid, net of reinsurance:
Current accident year	(5,336)	(14,876)
Prior accident years	(53,544)	(90,728)
Total loss and loss adjustment expenses paid, net of reinsurance	(58,880)	(105,604)

Change in allowance for credit losses on reinsurance recoverables	25	(36)
Net reserve for unpaid loss and loss adjustment expenses at end of period / year	482,347	447,445
Reinsurance recoverable on unpaid loss and loss adjustment expenses, net of allowance	(202,631)	(188,800)
Reserve for unpaid loss and loss adjustment expenses at end of period / year	684,978	636,245

Development on Prior Loss Reserves:

During the six months ended June 30, 2023, net ultimate losses increased by USD 121,275 thousand for accident year 2023 and decreased by USD 27,518 thousand for accident year 2022 and prior accident years. The decrease in prior years was split between USD 19,556 thousand for the short-tail business, USD 4,647 thousand for the long-tail business, and USD 3,315 thousand for the reinsurance book.

Assumptions for future inflation have been updated to reflect the increase in the costs of goods and some services and an anticipated knock-on change in wage related costs. The decrease in the short-tail book was primarily due to favorable catastrophe experience in the 2022 accident year. The decrease in the long-tail book was driven by favorable claims experience on the 2021 and 2022 accident years.

During the six months ended June 30, 2022, net ultimate losses increased by USD 90,012 thousand for accident year 2022 and decreased by USD 23,057 thousand for accident year 2021 and prior accident years. The decrease was split between USD 17,168 thousand for the long-tail business and USD 8,116 thousand for the short-tail lines offset by USD 2,227 thousand increase for the reinsurance book. Assumptions for future inflation have changed to reflect the increase in costs of goods and some services and an anticipated knock-on change in wage related costs. The decrease in the long-tail book was primarily due to the strengthening of the U.S. Dollar, our reporting currency, against other currencies specifically for the professional lines that are dominated by the Pound Sterling. The decrease in the short-tail book was driven by favorable claims experience. The increase in the reinsurance business is driven by adverse movement related to the 2021 accident year for the proportional line.